UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BIOTRICITY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Control Number:                                   Registration:                                    Number of Shares:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

BIOTRICITY INC.

TO BE HELD AUGUST 15, 2024

The undersigned hereby appoints John Ayanoglou as the lawful agent and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Biotricity Inc. held of record by the undersigned as of July 15, 2024, at the Annual Meeting of Shareholders to be held on August 15, 2024, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

The Board of Directors recommends that you vote FOR the following:

Item 1: To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

NOMINEES

1.	Waqaas Al- Siddiq	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
2.	David A. Rosa	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
3.	Ronald McClurg	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
4.	Jainal Bhuiyan	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends that you vote FOR the following:

Item 2: To ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends that you vote FOR the following:

Item 3: To approve the issuance of up to $6,600,000 of the Company’s common stock upon the conversion of Series B Convertible Preferred Stock issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act, without giving effect to Nasdaq’s 20% Rule (the “Nasdaq Proposal”).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Item 4: To adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Issuance Proposal or the other proposals (the “Adjournment Proposal”.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE ABOVE PROPOSALS.

Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	, 2024
Signature

Title

Signature, if held jointly:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. [   ]

VOTING INSTRUCTIONS

Please vote your shares using one of the following methods:

Online: Log in to the STC proxy voting site https://onlineproxyvote.com/BTCY/2024 using the control number at the top of your Proxy Ballot and vote your shares electronically

By Scan: Sign, Date, Scan and Email your Proxy Ballot to: proxy@stctransfer.com

By Fax: Sign, Date, and Fax to: (469) 633-0088

By U.S. Mail: Print, Sign, Date, and Mail to:	Proxy Department
Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, TX 75093